EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
1)	Airport Hotels LLC	Delaware
2)	Ameliatel, a Florida GP	Florida
3)	Atlanta II Limited Partnership	Delaware
4)	Beachfront Properties, Inc.	Virgin Islands
5)	Benjamin Franklin Hotel, Inc.	Washington
6)	Braintree TPP LLC	Delaware
7)	BRE/Swiss L.L.C.	Delaware
8)	Brookfield TPP LLC	Delaware
9)	Calgary Charlotte Holdings Company	Nova Scotia
10)	Calgary Charlotte Partnership	Alberta, CN
11)	CB Realty Sales, Inc.	Delaware
12)	CCC CMBS Corporation	Delaware
13)	CCES Chicago LLC	Delaware
14)	CCFH Maui LLC	Delaware
15)	CCFS Atlanta LLC	Delaware
16)	CCFS Philadelphia LLC	Delaware
17)	CCHH Atlanta LLC	Delaware
18)	CCHH Burlingame LLC	Delaware
19)	CCHH Cambridge LLC	Delaware
20)	CCHH Host Capitol Hill LLC	Delaware
21)	CCHH Maui LLC	Delaware
22)	CCHH Reston LLC	Delaware
23)	CCHI Singer Island LLC	Delaware
24)	CCMH Atlanta Marquis LLC	Delaware
25)	CCMH Atlanta Suites LLC	Delaware
26)	CCMH Charlotte LLC	Delaware
27)	CCMH Chicago CY LLC	Delaware
28)	CCMH Copley LLC	Delaware
29)	CCMH Coronado LLC	Delaware
30)	CCMH Costa Mesa Suites LLC	Delaware
31)	CCMH DC LLC	Delaware
32)	CCMH Deerfield Suites LLC	Delaware
33)	CCMH Denver SE LLC	Delaware
34)	CCMH Denver Tech LLC	Delaware
35)	CCMH Denver West LLC	Delaware
36)	CCMH Diversified LLC	Delaware
37)	CCMH Downer’s Grove Suites LLC	Delaware
38)	CCMH Dulles AP LLC	Delaware
39)	CCMH Dulles Suites LLC	Delaware
40)	CCMH Fin Center LLC	Delaware
41)	CCMH Fisherman’s Wharf LLC	Delaware
42)	CCMH Ft. Lauderdale LLC	Delaware
43)	CCMH Gaithersburg LLC	Delaware
44)	CCMH Hanover LLC	Delaware
45)	CCMH Houston AP LLC	Delaware
46)	CCMH Houston Galleria LLC	Delaware
47)	CCMH IHP LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
48)	CCMH Kansas City AP LLC	Delaware
49)	CCMH Key Bridge LLC	Delaware
50)	CCMH Lenox LLC	Delaware
51)	CCMH Manhattan Beach LLC	Delaware
52)	CCMH Marina LLC	Delaware
53)	CCMH McDowell LLC	Delaware
54)	CCMH Memphis LLC	Delaware
55)	CCMH Metro Center LLC	Delaware
56)	CCMH Miami AP LLC	Delaware
57)	CCMH Minneapolis LLC	Delaware
58)	CCMH Moscone LLC	Delaware
59)	CCMH Nashua LLC	Delaware
60)	CCMH Newark LLC	Delaware
61)	CCMH Newport Beach LLC	Delaware
62)	CCMH Newport Beach Suites LLC	Delaware
63)	CCMH Newton LLC	Delaware
64)	CCMH O’Hare AP LLC	Delaware
65)	CCMH O’Hare Suites LLC	Delaware
66)	CCMH Orlando LLC	Delaware
67)	CCMH Palm Desert LLC	Delaware
68)	CCMH Park Ridge LLC	Delaware
69)	CCMH Pentagon RI LLC	Delaware
70)	CCMH Perimeter LLC	Delaware
71)	CCMH Philadelphia AP LLC	Delaware
72)	CCMH Philadelphia Mkt. LLC	Delaware
73)	CCMH Portland LLC	Delaware
74)	CCMH Potomac LLC	Delaware
75)	CCMH Properties II LLC	Delaware
76)	CCMH Quorum LLC	Delaware
77)	CCMH Raleigh LLC	Delaware
78)	CCMH Riverwalk LLC	Delaware
79)	CCMH Rocky Hill LLC	Delaware
80)	CCMH San Diego LLC	Delaware
81)	CCMH San Fran AP LLC	Delaware
82)	CCMH Santa Clara LLC	Delaware
83)	CCMH Scottsdale Suites LLC	Delaware
84)	CCMH South Bend LLC	Delaware
85)	CCMH Tampa AP LLC	Delaware
86)	CCMH Tampa Waterside LLC	Delaware
87)	CCMH Times Square LLC	Delaware
88)	CCMH Westfields LLC	Delaware
89)	CCRC Amelia Island LLC	Delaware
90)	CCRC Atlanta LLC	Delaware
91)	CCRC Buckhead/Naples LLC	Delaware
92)	CCRC Dearborn LLC	Delaware
93)	CCRC Marina LLC	Delaware
94)	CCRC Naples Golf LLC	Delaware
95)	CCRC Phoenix LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
96)	CCRC San Francisco LLC	Delaware
97)	CCRC Tysons LLC	Delaware
98)	CCSH Atlanta LLC	Delaware
99)	CCSH Boston LLC	Delaware
100)	CCSH Chicago LLC	Delaware
101)	CCSH New York LLC	Delaware
102)	Chesapeake Hotel Limited Partnership	Delaware
103)	Cincinnati Plaza LLC	Delaware
104)	City Center Hotel Limited Partnership	Minnesota
105)	CLDH Meadowvale, Inc.	Ontario
106)	CLMH Airport, Inc.	Ontario
107)	CLMH Calgary, Inc.	Ontario
108)	CLMH Eaton Centre, Inc.	Ontario
109)	Davis Realty LLC	Delaware
110)	DS Hotel LLC	Delaware
111)	Durbin LLC	Delaware
112)	East Side Hotel Associates, L.P.	Delaware
113)	Elcrisa S.A. de C.V.	Mexico
114)	Euro JV Manager LLC	Delaware
115)	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
116)	Fernwood Atlanta Corporation	Delaware
117)	Fernwood Hotel Assets, Inc.	Delaware
118)	Fernwood Hotel LLC	Delaware
119)	G.L. Insurance Corporation	Hawaii
120)	Hanover Hotel Acquisition Corp.	Delaware
121)	Harbor-Cal S.D. Partnership	California
122)	HHR Naples LLC	Delaware
123)	HHR Newport Beach LLC	Delaware
124)	HMA Realty Limited Partnership	Delaware
125)	HMA-GP LLC	Delaware
126)	HMC Airport, Inc.	Delaware
127)	HMC Amelia I LLC	Delaware
128)	HMC Amelia II LLC	Delaware
129)	HMC AP Canada Company	Nova Scotia
130)	HMC AP GP LLC	Delaware
131)	HMC AP LP	Delaware
132)	HMC Atlanta LLC	Delaware
133)	HMC BCR Holdings LLC	Delaware
134)	HMC BN Corporation	Delaware
135)	HMC Burlingame Hotel LLC	Delaware
136)	HMC Burlingame II LLC	Delaware
137)	HMC Burlingame LLC	Delaware
138)	HMC Cambridge LLC	Delaware
139)	HMC Capital LLC	Delaware
140)	HMC Capital Resources LLC	Delaware
141)	HMC Charlotte (Calgary) Company	Nova Scotia
142)	HMC Charlotte GP LLC	Delaware
143)	HMC Charlotte LP	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
144)	HMC Chicago Lakefront LLC	Delaware
145)	HMC Chicago LLC	Delaware
146)	HMC Copley LLC	Delaware
147)	HMC Desert LLC	Delaware
148)	HMC Diversified American Hotels, L.P.	Delaware
149)	HMC Diversified LLC	Delaware
150)	HMC DSM LLC	Delaware
151)	HMC East Side II LLC	Delaware
152)	HMC East Side LLC	Delaware
153)	HMC Gateway LLC	Delaware
154)	HMC Gateway, Inc.	Delaware
155)	HMC Georgia LLC	Delaware
156)	HMC Grace (Calgary) Company	Nova Scotia
157)	HMC Grand LLC	Delaware
158)	HMC Hanover LLC	Delaware
159)	HMC Hartford LLC	Delaware
160)	HMC Headhouse Funding LLC	Delaware
161)	HMC Host Atlanta, Inc.	Delaware
162)	HMC Host Restaurants LLC	Delaware
163)	HMC Hotel Development LLC	Delaware
164)	HMC Hotel Properties II Limited Partnership	Delaware
165)	HMC Hotel Properties Limited Partnership	Delaware
166)	HMC HPP LLC	Delaware
167)	HMC HT LLC	Delaware
168)	HMC IHP Holdings LLC	Delaware
169)	HMC JWDC GP LLC	Delaware
170)	HMC JWDC LLC	Delaware
171)	HMC Kea Lani LLC	Delaware
172)	HMC Lenox LLC	Delaware
173)	HMC Manhattan Beach LLC	Delaware
174)	HMC Market Street LLC	Delaware
175)	HMC Maui LLC	Delaware
176)	HMC McDowell LLC	Delaware
177)	HMC McDowell Mountains LLC	Delaware
178)	HMC MDAH One Corporation	Delaware
179)	HMC Mexpark LLC	Delaware
180)	HMC MHP II LLC	Delaware
181)	HMC MHP II, Inc.	Delaware
182)	HMC Naples Golf, Inc.	Delaware
183)	HMC NGL LLC	Delaware
184)	HMC O’Hare Suites Ground LLC	Delaware
185)	HMC OLS I LLC	Delaware
186)	HMC OLS I LP	Delaware
187)	HMC OLS II LP	Delaware
188)	HMC OP BN LLC	Delaware
189)	HMC Pacific Gateway LLC	Delaware
190)	HMC Palm Desert LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
191)	HMC Park Ridge II LLC	Delaware
192)	HMC Park Ridge LLC	Delaware
193)	HMC Park Ridge LP	Delaware
194)	HMC Partnership Properties LLC	Delaware
195)	HMC PLP LLC	Delaware
196)	HMC Polanco LLC	Delaware
197)	HMC Potomac LLC	Delaware
198)	HMC Properties I LLC	Delaware
199)	HMC Properties II LLC	Delaware
200)	HMC Property Leasing LLC	Delaware
201)	HMC Reston LLC	Delaware
202)	HMC Retirement Properties, L.P.	Delaware
203)	HMC SBM Two LLC	Delaware
204)	HMC Seattle LLC	Delaware
205)	HMC SFO LLC	Delaware
206)	HMC SPE Manager I Corp.	Delaware
207)	HMC Suites Limited Partnership	Delaware
208)	HMC Suites LLC	Delaware
209)	HMC Swiss Holdings LLC	Delaware
210)	HMC Times Square Hotel LLC	Delaware
211)	HMC Times Square Partner LLC	Delaware
212)	HMC Toronto Air Company	Nova Scotia
213)	HMC Toronto Airport GP LLC	Delaware
214)	HMC Toronto Airport LP	Delaware
215)	HMC Toronto EC Company	Nova Scotia
216)	HMC Toronto EC GP LLC	Delaware
217)	HMC Toronto EC LP	Delaware
218)	HMC/Interstate Manhattan Beach, L.P.	Delaware
219)	HMC/RGI Hartford, L.P.	Delaware
220)	HMH General Partner Holdings LLC	Delaware
221)	HMH HPT CBM LLC	Delaware
222)	HMH HPT RIBM LLC	Delaware
223)	HMH Marina LLC	Delaware
224)	HMH Pentagon LLC	Delaware
225)	HMH Restaurants LLC	Delaware
226)	HMH Rivers L.P.	Delaware
227)	HMH Rivers LLC	Delaware
228)	HMH WTC LLC	Delaware
229)	HMT Lessee Sub (Atlanta) LLC	Delaware
230)	HMT Lessee Sub (Palm Desert) LLC	Delaware
231)	HMT Lessee Sub (Properties II) LLC	Delaware
232)	HMT Lessee Sub (Santa Clara) LLC	Delaware
233)	HMT Lessee Sub (SDM Hotel) LLC	Delaware
234)	HMT Lessee Sub I LLC	Delaware
235)	HMT Lessee Sub II LLC	Delaware
236)	HMT Lessee Sub III LLC	Delaware
237)	HMT Lessee Sub IV LLC	Delaware
238)	HMT SPE (Atlanta) Corporation	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
239)	HMT SPE (Palm Desert) Corporation	Delaware
240)	HMT SPE (Properties II) Corporation	Delaware
241)	HMT SPE (Santa Clara) Corporation	Delaware
242)	Hopewell Associates, L.P.	Georgia
243)	Host Atlanta Perimeter Ground LLC	Delaware
244)	Host CAD Business Trust	Maryland
245)	Host California Corporation	Delaware
246)	Host Capitol Hill LLC	Delaware
247)	Host Cincinnati Hotel LLC	Delaware
248)	Host Cincinnati II LLC	Delaware
249)	Host CLD Business Trust	Maryland
250)	Host CLP LLC	Delaware
251)	Host Dallas Quorum Ground LLC	Delaware
252)	Host Denver Hotel Company	Delaware
253)	Host Denver LLC	Delaware
254)	Host DSM Limited Partnership	Delaware
255)	Host Euro Business Trust	Maryland
256)	Host Financing LLC	Delaware
257)	Host FJD Business Trust	Maryland
258)	Host Fourth Avenue LLC	Delaware
259)	Host Hanover Hotel Corporation	Delaware
260)	Host Hanover Limited Partnership	Delaware
261)	Host Harbor Island Corporation	Delaware
262)	Host Holding Business Trust	Maryland
263)	Host Hotels & Resorts, L.P.	Delaware
264)	Host Hotels Limited	United Kingdom
265)	Host Houston Briar Oaks, L.P.	Delaware
266)	Host Indianapolis Hotel LLC	Delaware
267)	Host Indianapolis Hotel Member LLC	Delaware
268)	Host Indianapolis I LLC	Delaware
269)	Host Indianapolis LLC	Indiana
270)	Host Kierland LLC	Delaware
271)	Host La Jolla LLC	Delaware
272)	Host Los Angeles LLC	Delaware
273)	Host MHP Two Corporation	Delaware
274)	Host Mission Hills Hotel LLC	Delaware
275)	Host Mission Hills II LLC	Delaware
276)	Host Mission Hills LLC	Delaware
277)	Host Needham Hotel LLC	Delaware
278)	Host Needham II LLC	Delaware
279)	Host Needham LLC	Delaware
280)	Host of Boston, Ltd.	Massachusetts
281)	Host of Houston 1979	Texas
282)	Host of Houston Ltd.	Texas
283)	Host Park Ridge LLC	Delaware
284)	Host PLN Business Trust	Maryland
285)	Host Properties, Inc.	Delaware
286)	Host Realty Company LLC	Delaware
287)	Host Realty Hotel LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
288)	Host Realty LLC	Delaware
289)	Host Realty Partnership, L.P.	Delaware
290)	Host San Diego Hotel LLC	Delaware
291)	Host San Diego LLC	Delaware
292)	Host Seattle Ground LLC	Delaware
293)	Host SH Boston Corporation	Massachusetts
294)	Host Tucson LLC	Delaware
295)	Host UK Business Trust	Maryland
296)	Host Waltham Hotel LLC	Delaware
297)	Host Waltham II LLC	Delaware
298)	Host Waltham LLC	Delaware
299)	Host Warsaw Corporation	Delaware
300)	Hotel Properties Management, Inc.	Delaware
301)	Houston TPP LLC	Delaware
302)	HST Chicago Ground LLC	Delaware
303)	HST GP LAX LLC	Delaware
304)	HST GP Mission Hills LLC	Delaware
305)	HST GP San Diego LLC	Delaware
306)	HST GP South Coast LLC	Delaware
307)	HST GP SR Houston LLC	Delaware
308)	HST I LLC	Delaware
309)	HST II LLC	Delaware
310)	HST III LLC	Delaware
311)	HST Kierland LLC	Delaware
312)	HST Lessee Boston LLC	Delaware
313)	HST Lessee Cincinnati LLC	Delaware
314)	HST Lessee CMBS LLC	Delaware
315)	HST Lessee Denver LLC	Delaware
316)	HST Lessee Indianapolis LLC	Delaware
317)	HST Lessee Keystone LLC	Delaware
318)	HST Lessee LAX LP	Delaware
319)	HST Lessee Mission Hills LP	Delaware
320)	HST Lessee Needham LLC	Delaware
321)	HST Lessee San Diego LP	Delaware
322)	HST Lessee SLT LLC	Delaware
323)	HST Lessee SNYT LLC	Delaware
324)	HST Lessee South Coast LP	Delaware
325)	HST Lessee SR Houston LLC	Delaware
326)	HST Lessee Tucson LLC	Delaware
327)	HST Lessee Waltham LLC	Delaware
328)	HST Lessee West Seattle LLC	Delaware
329)	HST Lessee WNY LLC	Delaware
330)	HST Lessee W Seattle LLC	Delaware
331)	HST LT LLC	Delaware
332)	HST RHP LLC	Delaware
333)	HTKG Development Associates Management Corporation	California
334)	IHP Holdings Partnership LP	Pennsylvania
335)	Indianapolis TPP LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
336)	Ivy Street Hopewell LLC	Delaware
337)	Ivy Street Hotel Limited Partnership	Georgia
338)	Ivy Street LLC	Delaware
339)	JWDC Limited Partnership	Delaware
340)	Los Angeles TPP LLC	Delaware
341)	Market Street Host LLC	Delaware
342)	Marriott Mexico City Partnership, G.P.	Delaware
343)	MDSM Finance LLC	Delaware
344)	MFI Liquidating Agent LLC	Delaware
345)	MHP Acquisition Corp.	Delaware
346)	MHP II Acquisition Corp.	Delaware
347)	Miami Airport Complex, LLC	Delaware
348)	MOHS Corporation	Delaware
349)	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island
350)	New Market Street LP	Delaware
351)	Pacific Gateway, Ltd.	California
352)	Philadelphia Airport Hotel Corporation	Pennsylvania
353)	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
354)	Philadelphia Airport Hotel LLC	Delaware
355)	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
356)	Philadelphia Market Street Hotel Corporation	Pennsylvania
357)	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
358)	PM Financial LLC	Delaware
359)	PM Financial LP	Delaware
360)	Potomac Hotel Limited Partnership	Delaware
361)	PRM LLC	Delaware
362)	Providence TPP LLC	Delaware
363)	RHP Foreign Lessee LLC	Delaware
364)	Rockledge CBM Investor I, Inc.	Delaware
365)	Rockledge CBM Investor II LLC	Delaware
366)	Rockledge CBM One Corporation	Delaware
367)	Rockledge Hanover LLC	Delaware
368)	Rockledge HMC BN LLC	Delaware
369)	Rockledge HMT LLC	Delaware
370)	Rockledge Hotel LLC	Delaware
371)	Rockledge Hotel Properties, Inc.	Delaware
372)	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
373)	Rockledge Manhattan Beach LLC	Delaware
374)	Rockledge Minnesota LLC	Delaware
375)	Rockledge NY Times Square LLC	Delaware
376)	Rockledge Potomac LLC	Delaware
377)	Rockledge Riverwalk LLC	Delaware
378)	Rockledge Square 254 LLC	Delaware
379)	S.D. Hotels LLC	Delaware
380)	S.D. Hotels, Inc.	Delaware
381)	Santa Clara HMC LLC	Delaware
382)	Santa Clara Host Hotel Limited Partnership	Delaware
383)	Seattle Host Hotel Company LLC	Delaware
384)	SNYT LLC	Delaware
385)	South Coast Host Hotel LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
386)	Stamford TPP LLC	Delaware
387)	Starlex LLC	Delaware
388)	Timeport, L.P.	Georgia
389)	Times Square GP LLC	Delaware
390)	Times Square HMC Hotel, L.P.	New York
391)	Times Square LLC	Delaware
392)	Timewell Group, L.P.	Georgia
393)	W&S Realty Corporation of Delaware	Delaware
394)	Waltham TPP LLC	Delaware
395)	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
396)	YBG Associates LLC	Delaware